                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 25, 1997


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


        1-8552                                            31-0738296
(Commission File Number)                      (IRS Employer Identification No.)


                  100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                      N/A
         (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.        OTHER EVENTS

         On September 25, 1997, BANC ONE CORPORATION ("BANC ONE") released to the investment community a document captioned "BANC ONE CORPORATION Pooling Restatement Financial Package 1Q 1996 - 2Q 1997" (the "Financial Package"). The Financial Package contains schedules setting forth, for each of the six calendar quarters commencing January 1, 1996, selected unaudited financial information for BANC ONE restated to reflect the June 27, 1997 merger of First USA, Inc. with and into BANC ONE. A copy of the Financial Package is filed as
Exhibit 99.1 hereto.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements

               None. The financial statements included in this report are not required to be filed as part of this report.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               Exhibit 99.1 BANC ONE CORPORATION Pooling Restatement Financial Package 1Q 1996 - 2Q 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANC ONE CORPORATION
                                        (Registrant)

Date:  September 25, 1997               By:   /s/ BOBBY L. DOXEY
                                              -------------------------
                                                  Bobby L. Doxey
                                                  Controller


                                       3